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                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only
     (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[x]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-12


                             NYMEX HOLDINGS, INC.
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                (Name of Registrant as Specified In Its Charter)

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      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

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     (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

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     (5)  Total fee paid:

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[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

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     (2)  Form, Schedule or Registration Statement No.:

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     (3)  Filing Party:

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     (4)  Date Filed:

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Notice No.: 01-170
May 17, 2001



To:       All Stockholders of NYMEX Holdings, Inc.

From:     Donna M. Talamo, Director
          Office of the Corporate Secretary

Re:       SPECIAL MEETING OF STOCKHOLDERS - WEDNESDAY, MAY 23, 2001



Please be reminded that a Special Meeting of Stockholders of NYMEX Holdings, Inc. will be held on WEDNESDAY, MAY 23, 2001 at 4:00 p.m. (New York Time), at One North End Avenue, Boardroom 1010, New York, New York 10282-1101 for the following purposes:

1. To elect three (3) Equity Holder directors to terms that each expire in the years 2004, 2003 and 2002; and

2. To elect one (1) Futures Commission Merchant director which term ends in the year 2003, and one (1) Public director which term ends in the year 2002.

The foregoing items of business are more fully described in the Proxy Statement that was sent to you on May 3, 2001.

ALL STOCKHOLDERS ARE ELIGIBLE TO AND ARE ENCOURAGED TO VOTE. If you are unable to attend the Special Meeting, you are urged to mark, sign, date and return the proxy card and proxy in accordance with the voting instructions contained within the Proxy Statement.

If you have any questions in connection with the aforementioned, please contact me at (212) 299-2372.